PREPAID EXPENSES AND OTHER CURRENT ASSETS	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Notes to Financial Statements
PREPAID EXPENSES AND OTHER CURRENT ASSETS

NOTE 5. – PREPAID EXPENSES AND OTHER CURRENT ASSETS

Prepaid expenses and other current assets at September 30, 2011 and December 31, 2010 consist primarily of:

	2011	2010
	(Unaudited)
Advance on equipment not in service	$5,964	$-
Stock subscription due	1,000,000
Employee advances	47,245	8,083
Other prepaids	-	2,518
Deferred advertising - sachets	-	65,000
Prepaid consultant services	100,000	35,000
Less amortization	(58,333)	-

	$1,094,876	$110,601

Stock subscription due – As discussed more fully in Note 15 Subsequent Events, in an effort to secure additional capital, the Company completed a Securities Purchase Agreement (“SPA”) and funding which raised $1.7 million, as authorized by the Board of Directors. In anticipation of a closing, the Company issued approximately 3.5 million shares of its common stock, which at the price agreed to in the SPA, was valued at $1 million. Since the shares had been issued and the funding occurred within two weeks, the Company has recorded a receivable for the funding which was pending at September 30, 2011.

Deferred advertising - sachets – During the 1st quarter of 2010, we entered into an advertising campaign with a customer which involved the inclusion of trial sachet packs of our product in a mailer. The customer was to process the mailer and incur all the associated media and communication costs. We were to supply the sachet packets for inclusion. We produced and delivered the sachets to the customer however during 2010, the customer decided to delay the promotion. Accordingly we deferred the value of the sachets pending the customer’s decision to commence the campaign. The customer’s campaign commenced during Q1 2011. Accordingly, we expensed the deferred advertising.

Prepaid consultant services – We have advanced funds to a consultant for providing operational guidance in connection with our Health Care product line, which is currently under commercialization. During the 1st quarter of 2011, we entered into a one year consulting agreement with that consultant, who is the father of our CEO, establishing total payments of $100,000 which has been advanced. The cost will be amortized over the life of the contract. $58,333 has been amortized during 2011.

NOTE 5. – PREPAID EXPENSES and OTHER CURRENT ASSETS

Prepaid expenses and other current assets at December 31, 2010 and 2009 consist primarily of:

	2010	2009
Deferred advertising costs	$65,000	$—
Operations consulting	35,000	—
Other prepaid and expenses	10,601	8,054
	$110,601	$8,054

Deferred advertising costs – During the 1st quarter of 2010, we entered into an advertising campaign with a customer which involved the inclusion of trial sachet packs of our product in a mailer. The customer was to process the mailer and incur all the associated media and communication costs. We were to supply the sachet packets for inclusion. We produced and delivered the sachets to the customer however during 2010, the customer decided to delay the promotion. Accordingly we deferred the value of the sachets pending the customer’s decision to commence the campaign. The customer has indicated that the campaign will commence during Q2 2011. We will expense the deferred advertising when the campaign commences.

Operations consulting – During the 2 nd and 3 rd quarters of 2010, we have advanced funds to a consultant for providing operational guidance in connection with business project, currently under development. The cost will be expensed once the project agreement has been finalized.